UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2007

__________

Z TRIM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Illinois	000-27841	22-3768777
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1011 Campus Drive Mundelein, IL 60060 (Address of principal executive offices)		60060 (Zip code)

Registrant’s telephone number, including area code: (847) 549-6002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02                      Non-Reliance on Previously Issued Financial Statements

Special Note — This report contains forward−looking statements that are based on our current expectations. Actual results may differ materially from those expressed or implied by those forward−looking statements because of a number of risks and uncertainties. See “Disclosures About Forward−Looking Statements” below.

On October 31, 2007, the Company determined that its financial statements for the quarters ended March 31, 2007 and June 30, 2007 should no longer be relied upon because of accounting errors in those financial statements relating to specific equity transactions.  The Company has discussed these matters with its independent accountants.

Background.  On November 22, 2004, the Company entered into a two-year engagement with David Shemesh and Mordechai Tobian for investor relations services in consideration of 2,250,000 shares of restricted common stock of the Company (the "Shemesh/Tobian Shares") and a warrant to purchase 275,000 shares of restricted common stock at $.80 per share through November 21, 2007.  Based on a closing price of the Company's common stock of $.79 on November 22, 2004, the Company recorded paid-in-capital of $1,777,500 as of that date and began to recognize investor relation expenses on a quarterly basis over the life of the two-year contract.

On August 24, 2005, the Company took the position that Shemesh and Tobian had failed to perform as agreed and the Company rescinded the contract. Simultaneously, the Company placed a stop order on the Shemesh/Tobian Shares. Through that date, the Company had recognized $765,324.75 of expense relating to the contract. Accordingly, at September 30, 2005 the Company wrote off the remaining $1,012,175.25 against paid-in-capital.

Shemesh and Tobian disputed the Company's basis for rescinding the contract and because they were referred to the Company by Farhad Zaghi, the Company's purported rescission became an issue in the Company's ongoing litigation with Zaghi and his affiliates. In order to eliminate one of the issues of contention between the parties and facilitate further settlement negotiations with Zaghi, on March 9, 2007, the Company released the stop order on the Shemesh/Tobian Shares and allowed the shares to be traded.  Because the Company previously had recorded a write-off against paid-in-capital associated with the Shemesh/Tobian Shares, upon lifting the stop order the Company should have re-expensed the Shemesh/Tobian Shares.

Restatements and Expected Impact.  The Company will recognize an expense to investor relations of $1,012,175.25 as of March 9, 2007 and will restate its financial statements for the quarters ended March 31, 2007 and June 30, 2007 accordingly. As a result of this additional expense, the Company will realize an additional loss of $0.02 per share for the quarter ended March 31 (for a total loss per share of $0.04 for that period) and an additional loss of $0.02 per share for the six months ended June 30 (for a total loss per share of $0.08 for that period). The Company intends to amend its Quarterly Reports on Form 10-Q for the applicable periods prior to filing its third quarter 10-Q on or prior to November 19, 2007.

The above statements regarding the expected impact of the restatement and the expected timing of our filings constitute forward−looking statements that are based on our current expectations. The final amounts and the detailed presentation of the restatement will be included's in our upcoming filings after we have completed our work on the restatement, our independent auditors have completed their review of the restatements, and the Audit Committee's has completed its final review of the restatements. There can be no assurance that this information's will not change, possibly materially, before we file the restated financial statements. See “Disclosures About  Forward−Looking Statements” below.

Additional Restatements Possible.  On August 23, 2007, the Company announced it was conducting an audit of certain accounting and financial reporting practices in connection with the Company’s receipt of a deficiency letter from the American Stock Exchange.  That audit is not complete and the Company does not anticipate that it will be complete until November 5, 2007.  The results of that audit may lead the Company to conclude that additional financial statement restatements are necessary or appropriate.

Disclosures About Forward−Looking Statements.  This report contains forward−looking statements within the safe harbor provisions of the Private Securities Litigation Report Act of 1995. All statements other than those that are purely historical are forward−looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential” and similar expressions also identify forward−looking statements. Forward−looking statements include statements regarding expected materiality or significance, the quantitative effects of the restatement, and any anticipated conclusions of the Company, the Audit Committee or management. Because these forward−looking statements involve risks and uncertainties, there are important factors that could's cause our actual results, as well as our expectations regarding materiality or significance, to differ materially from those in the forward−looking statements. These factors include the risk that the preparation of our restated financial statements or other subsequent events may require us to make additional adjustments. Furthermore, as noted above, there can be no assurance that additional issues or matters will not arise from the Amex investigation or the related audit, which is ongoing. For a discussion of a variety of risk factors affecting our business and prospects, see “Risk Factors” in our Annual Report on Form 10−KSB for the year ended December 31, 2006 and our subsequent filings with the Securities and Exchange Commission.

Item 5.03                      Amendment to Bylaws

On October 31, 2007, the Company’s board of directors amended its bylaws to include a procedure for nomination of candidates to the board of directors.  The Company’s previous bylaws provided simply that board nominations would be made by a majority of the independent directors.  The amended and restated bylaw provision provides as follows:

SECTION 3.2.                                Number, Tenure, Nominations and Qualifications.

(a)           The number of directors of the corporation shall be eight.  Each director shall hold office until the next annual meeting of shareholders or, thereafter, until his successor shall have been elected and qualified.  Directors need not be residents of Illinois or shareholders of the corporation.  The number of directors may be increased or decreased from time to time by the amendment of this section, but no decrease shall have the effect of shortening the term of any incumbent director.  A director may resign at any time by giving written notice to the board of directors, its chairman, or to the president or secretary of the corporation.  A resignation is effective when the notice is given unless the notice specifies a future date.  The pending vacancy may be filled before the effective date, but the successor shall not take office until the effective date.

(b)           The independent directors of the corporation are responsible for identifying candidates for director nominees through recommendations solicited from other directors, the Company’s Chairman, Chief Executive Officer or other executive officers, through the use of search firms or other advisors, through recommendations submitted by shareholders pursuant to the procedures set forth in Section 3.2(e) below, or through such other methods as the independent directors deem to be helpful.

(c)           Once candidates have been identified, the independent directors shall confirm that the candidates meet all of the independence requirements and minimum qualifications for director nominees, set forth in Section 3.2(f) below, as well as any other criteria set forth in Section 3.2(f) below that the independent directors consider relevant. The independent directors may gather information about candidates through interviews, background checks or any other means that the independent directors deem to be helpful in, and appropriate to, the evaluation process. The independent directors shall then meet to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the board. There shall be no difference in the manner by which the independent directors evaluate director nominees, whether nominated by the board or by a shareholder.

(d)           Based on the results of the evaluation process, the independent directors shall recommend to the board the candidates it has identified and which it has, through its evaluation process, determined to be qualified for serving on the board.

(e)           The independent directors will consider candidates for director nominees who are recommended by shareholders of the corporation. Shareholders, in submitting recommendations to the independent directors for director candidates, shall follow the following procedures:

(i)           The independent directors must receive any such recommendation for nomination by a date not later than the close of business on the 120th calendar day prior to the calendar date the Company’s proxy statement was filed with the Securities and Exchange Commission in connection with the previous year’s annual meeting of shareholders or special meeting in lieu of annual meeting of shareholders; provided, however, that with respect to the corporation’s 2007 annual meeting of shareholders, the independent directors must receive any such recommendation for nomination by a date not later than the close of business on the 20th calendar day prior to the date of the annual meeting of shareholders, and with respect to the corporation’s 2008 annual meeting of shareholders, the independent directors must receive any such recommendation for nomination by April 30, 2008.

(ii)           Such recommendation for nomination shall be in writing and shall include the following information: (A) name of the shareholder, whether an entity or an individual, making the recommendation; (B) a written statement disclosing such shareholder’s beneficial ownership of the corporation’s securities; (C) name of the individual recommended for consideration as a director nominee; (D) a written statement from the shareholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a director; (E) a written statement from the shareholder making the recommendation stating how the recommended candidate meets the independence requirements established by the American Stock Exchange or any other exchange upon which the securities of the corporation are traded; (F) a written statement disclosing the recommended candidate’s beneficial ownership of the corporation’s securities; (G) a written statement disclosing relationships between the recommended candidate and the corporation which may constitute a conflict of interest; and (H) a written statement by the recommended candidate that the candidate is willing and able to serve on the board.

(iii)           Nominations may be communicated to the independent directors via U.S. Mail or courier service to the corporation’s primary place of business, attention “Independent Directors”.

(iv)           Once the independent directors receive any recommendation for a director nominee, the recommended director nominee shall be evaluated by the independent directors and, if appropriate, may be recommended to the board.

(f)           The corporation seeks directors who possess high standards of personal and professional integrity, and have demonstrated business judgment as well as other qualifications and skills described in this Section 3.2(f). The corporation believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities. The independent directors will consider these and other qualifications, skills and attributes when recommending candidates for the board’s selection as nominees for the board. In addition, the board will consider such qualifications, skills and attributes when considering whether to include any particular candidate in the board’s slate of recommended director nominees. Specific weights to particular criteria are not assigned and no particular criterion is a prerequisite for each prospective nominee. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by law and the board shall consider the value of diversity of the board.

(i)           The composition of the board shall meet the independence requirements promulgated by the American Stock Exchange or any other exchange upon which the securities of the corporation are traded.

(ii)           The corporation requires its directors to possess certain minimum qualifications, including the following:

(A)           Adequate Experience. Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the corporation and should be willing and able to contribute positively to the decision-making process of the corporation.

(B)           No Conflicts of Interest. Nominees must be free from any relationship that, in the opinion of the board, would interfere with, or have the appearance of interfering with, the exercise of his or her independent judgment as a member of the board, including any conflicts of interest stemming from his or her institutional or other affiliations, and candidates should be able to act in the interests of all shareholders.

(C)           No Prior Bad Acts.  Nominees shall not have been convicted of any criminal offense or been subject to any adverse civil judgment in any jurisdiction involving financial crimes, acts involving monies or breach of trust, moral turpitude, misfeasance or malfeasance, or been convicted in any jurisdiction of a crime that is a felony, or been deemed by the board to have violated company policy.

(iii)           The corporation also considers the following qualities and skills in its selection of directors: (A) knowledge of the corporation’s business and industry; (B) prior education; (C) demonstrated ability to exercise sound business judgment; (D) reputation for integrity and high moral and ethical character; (E) potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the board as a whole; and (F) diligence and dedication to the success of the corporation.

(g)           For candidates who are incumbent directors, the re-nomination of such directors should not be viewed as automatic but should be based on continuing qualification under the criteria set forth above.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

No.	Description

3(ii)	Amendment to Bylaws
99	Press Release dated November 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Z TRIM HOLDINGS, INC.

November 1, 2007	By:	/s/ Steve Cohen
Steve Cohen
President

INDEX TO EXHIBITS

No.	Description

3(ii)	Amendment to Bylaws
99	Press Release dated November 1, 2007